UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 17, 2021

COMPASS DIVERSIFIED HOLDINGS
(Exact name of registrant as specified in its charter)

Delaware	001-34927	57-6218917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

COMPASS GROUP DIVERSIFIED HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	001-34926	20-3812051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
301 Riverside Avenue, Second Floor, Westport, CT 06880
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (203) 221-1703

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Shares representing beneficial interests in Compass Diversified Holdings	CODI	New York Stock Exchange
Series A Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR A	New York Stock Exchange
Series B Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR B	New York Stock Exchange
Series C Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR C	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1     Registrant's Business and Operations
Item 1.01    Entry into a Material Definitive Agreement

    On November 17, 2021, Compass Group Diversified Holdings LLC (the “Company”) consummated the issuance and sale of $300 million aggregate principal amount of its 5.000% Senior Notes due 2032 (the “Notes”) offered pursuant to a private offering to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons under Regulation S under the Securities Act. The Company will use the net proceeds from the sale of the Notes to repay a portion of its debt under its revolving credit facilities.

The Notes were issued pursuant to an indenture, dated as of November 17, 2021 (the “Indenture”), between the Company and U.S. Bank National Association, as trustee (the “Trustee”). A copy of the Indenture (including the form of Note) is filed as Exhibit 4.1 to this Current Report on Form 8-K. The description of the Indenture in this report is a summary and is qualified in its entirety by the terms of the Indenture.
The Notes will bear interest at the rate of 5.000% per annum and will mature on January 15, 2032. Interest on the Notes is payable in cash on January 15 and July 15 of each year, beginning on July 15, 2022.

At any time prior to January 15, 2025, the Company may on any one or more occasions redeem up to 40% of the aggregate principal amount of the Notes outstanding under the Indenture (provided that at least 50% of the Notes issued under the Indenture remain outstanding), at a redemption price equal to 105.000% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest to, but not including, the redemption date, with the net cash proceeds of one or more “equity offerings” (as defined in the Indenture), subject to certain conditions. At any time prior to January 15, 2027, the Company may also redeem the Notes at its option, in whole or in part, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus the “applicable premium” (as defined in the Indenture) as of, and accrued and unpaid interest to, but not including, the applicable redemption date. On or after January 15, 2027, the Company may redeem all or a part of the Notes, on any one or more occasions, at the redemption prices set forth in the Indenture, beginning at 102.500% of the principal amount of the Notes to be redeemed if redeemed during the twelve-month period beginning on January 15, 2027 and decreasing over the succeeding three years to 100.0% of the principal amount to be redeemed beginning on or after January 15, 2030, plus, in each case, accrued and unpaid interest thereon, if any, to, but not including, the applicable redemption date.

Upon a change of control, as defined in the Indenture, the Company will be required to make an offer to purchase the Notes at a purchase price equal to 101% of the principal amount of the Notes on the date of purchase, plus accrued and unpaid interest, if any, to the date of purchase.

The Notes are general senior unsecured obligations of the Company and are not guaranteed by the subsidiaries through which the Company currently conducts substantially all of its operations. The Notes rank equal in right of payment with all of the Company’s existing and future senior unsecured indebtedness, and rank senior in right of payment to all of the Company’s future subordinated indebtedness, if any. The Notes will be effectively subordinated to the Company’s existing and future secured indebtedness, to the extent of the value of the assets securing such indebtedness, including the indebtedness under the Company’s credit facilities described below.

The Indenture contains several restrictive covenants including, but not limited to, limitations on the following: (i) the incurrence of additional indebtedness, (ii) payment of dividends or other restricted payments, (iii) the purchase, redemption or retirement of capital stock or subordinated debt, (iv) asset sales, mergers or consolidations, (v) transactions with affiliates, (vi) incurring liens, (vii) entering into sale-leaseback transactions, (viii) providing subsidiary guarantees and (ix) making certain investments, subject in each case to certain exceptions.

The Indenture contains customary terms that upon certain events of default occurring and continuing, either the trustee or the holders of not less than 25% in aggregate principal amount of the Notes then outstanding may declare the principal of the Notes and any accrued and unpaid interest through the date of such declaration immediately due and payable. In the case of certain events of bankruptcy or insolvency relating to the Company, the principal amount of the Notes, together with any accrued and unpaid interest thereon through the occurrence of such event, will automatically become and be immediately due and payable.

Section 2     Financial Information
Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant
The information contained in and incorporated into Item 1.01 above is hereby incorporated into this Item 2.03 by reference.
Section 7     Regulation FD
Item 7.01    Regulation FD Disclosure

On November 17, 2021, Compass Diversified Holdings (together with the Company, “CODI”) issued a press release announcing the closing of the Company’s $300 million aggregate principal amount of the Notes through a private offering. The full text of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information contained under Item 7.01, including Exhibits 99.1, is being furnished and, as a result, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Section 9     Financial Statements and Exhibits
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits.

Exhibit Number	Description

4.1	Indenture between Compass Group Diversified Holdings LLC and U.S. Bank National Association, dated as of November 17, 2021.

99.1	Press Release dated November 17, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 17, 2021	COMPASS DIVERSIFIED HOLDINGS

	By:	/s/ Ryan J. Faulkingham

Ryan J. Faulkingham
Regular Trustee
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 17, 2021	COMPASS GROUP DIVERSIFIED HOLDINGS LLC

	By:	/s/ Ryan J. Faulkingham

Ryan J. Faulkingham
Chief Financial Officer